Contingent liabilities	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Contingent liabilities
52	Contingent liabilities

(a)
The Group leased certain properties and buildings from CSAH which were located in Guangzhou, Wuhan, Haikou, etc. Although such properties and buildings were used by CSAH before being leased to the Group, as known to the Group, such properties and buildings lack adequate documentation evidencing CSAH’s rights thereto. Pursuant to the indemnification agreement dated May 22, 1997 entered into between the Group and CSAH, CSAH has agreed to indemnify the Group against any loss or damage arising from any challenge of the Group’s right to use the aforementioned properties and buildings.

(b)
The Group entered into certain agreements with CSAH in prior years to acquire certain land use right and buildings from CSAH. The change of business registration of such land use right and buildings are still in progress. CSAH issued letters of commitment to the Company, committing to indemnify the Group against any claims from third parties to the Group, or any loss or damage in the Group’s operation activities due to lack adequate documentation of the certain properties and buildings, without recourse to the Group.

(c)
The Company and its subsidiary, Xiamen Airlines, entered into agreements with certain pilot trainees and certain banks to provide guarantees on personal bank loans amounting to RMB696 million (December 31, 2019:
RMB696 million) that can be drawn by the pilot trainees to finance their respective flight training expenses.
As at December 31, 2020, total personal bank loans of
RMB221
million (December 31, 2019:
RMB275 million), under these guarantees, were drawn down from the banks. During the year, no payment has been made by the Group (2019: Nil) due to the default of payments of certain pilot trainees.